                                                                    EXHIBIT 99.1

Contact:    Herman Chin, FalconStor
            631-962-1163
            herman.chin@falconstor.com

         FALCONSTOR SOFTWARE ELECTS STEVEN L. BOCK TO BOARD OF DIRECTORS

        COMPANY STRENGTHENS BOARD WITH FINANCIAL AND MANAGEMENT EXPERTISE

MELVILLE,  N.Y., January 10,  2005--FalconStor  Software, Inc. (Nasdaq: FALC), a
leading  developer of network storage software  solutions,  today announced that
Steven  L.  Bock,  CEO of Unger  Software  Corporation,  a leading  provider  of financial  planning  and  profiling  software  for  advisors  and other  finance industry  professionals,  has been elected to  FalconStor's  Board of Directors, bringing a wealth of first hand business,  management  and financial  experience and expertise to the company.

Bock's  business and  management  accomplishments  in a wide range of industries will add valuable  insight to the FalconStor  Software Board and management team as it executes on the  company's  mission  and vision of  delivering  innovative network storage software solutions.

"We are extremely  pleased to welcome  Steven as our newest board  member," said
ReiJane Huai, Chairman and CEO of FalconStor Software. "He fully understands the diverse business and strategic opportunities presented to FalconStor, as well as the  challenges  faced by our  prospective  customers.  His decision to join the
FalconStor  team  is a  strong  vote  of  confidence  in our  company,  and  his perspective on future strategic initiates will be invaluable."

"FalconStor  has earned the  reputation  as an innovator in the network  storage software  industry," said Bock. "I look forward to working with an executive and senior  management  team that is  committed  to building a world class  business based on the development of technology that can  effectively  address  immediate and future customer needs."

Bock's  career  includes  executive   management   positions  in  a  variety  of
industries.   Prior  to  joining  Unger  Software,  Bock  was  a  consultant  to early-stage  companies,  and served as a Director  and Interim  Chief  Operating
Officer  of B2B  Video  Network,  a company  that  operated  a secure,  reliable business-to-business  video network to deliver essential business programming to the desktops of business users throughout the world.  From 1990 through 2000, he was Chairman,  Chief Executive Officer and President of Specialty Catalog Corp.,
a direct marketer  targeting niche consumer product categories through a variety of  catalogs  and  E-commerce  web  sites.  Bock has  also  been an  officer  at investment holding and management firms, and a partner of a law firm.

Bock holds a B.S. from the State  University  of New York at Albany,  and a J.D.
from Harvard Law School.

ABOUT FALCONSTOR SOFTWARE
FalconStor  Software,  Inc.  (Nasdaq:  FALC) is a leading  developer  of network storage software  designed to optimize the storage,  protection and availability of enterprise data. FalconStor's flagship product,  IPStor, enables corporate IT to deploy a hardware-agnostic,  network-centric foundation to maximize operating efficiency and business continuity, and to meet the availability requirements of their  mission-critical  applications.  IPStor-powered network storage solutions are available and  supported by major OEMs,  as well as system  integrators  and resellers worldwide.

Founded in 2000,  FalconStor  is  headquartered  in  Melville,  NY, with offices throughout  Europe  and the Asia  Pacific  regions  including  Paris,  Tokyo and
Taiwan. FalconStor is an active member of the Technical Support Alliance Network
(TSANet),  Storage  Networking  Industry  Association  (SNIA) and Fibre  Channel
Industry  Association (FCIA). For more information visit  www.falconstor.com  or call 1-631-777-5188.

This press release  includes  forward-looking  statements  that involve risk and uncertainties  that could cause  actual  results to differ  materially  from the forward-looking  statements.  These risks and uncertainties  include:  delays in product  development;  market acceptance of FalconStor's  products and services;
technological  change in the storage and networking  industries;  competition in the storage  networking  software market;  the potential failure of FalconStor's
OEM  partners to  introduce  or to market  products  incorporating  FalconStor's products;  intellectual  property  issues;  and other risk factors  discussed in
FalconStor's  reports  on Forms  10-K,  10-Q and other  reports  filed  with the
Securities and Exchange Commission.

                                       ###

FalconStor  and  FalconStor  Software are  registered  trademarks  of FalconStor
Software,  Inc.  All other  company and product  names  contained  herein may be trademarks of the respective holders.